EXHIBIT 10.16
                                    AGREEMENT

                                     Between

                                JOSEPH R. RIZZUTI
                        Chairman and COO of CGPE and CCSF

                                       And

                                  ANTONIO DORIA

                       Made in Palm City on June 29, 2001


01 - POSITION TITLE: President & CEO for CGPE & CCSF

02 - POSITION REPORTS TO: Board of Directors

03 - JOB DESCRIPTION: as per draft given to Joe Rizzuti

04 - CHART OF AUTHORITY: will be established in due course

05 - COMPENSATION PER YEAR:

     .    BASE: $ 75,000 - cash - to be reviewed every 90 days
     .    BONUS/INCENTIVE FORMULA:
          2.0% of Corporate Revenues up to $ 2 million of Revenue 1.5% of Corporate Revenues for Revenue between $ 2 and $ 5 million 1.0% of Corporate Revenues for Revenue exceeding $ 5 million, with no ceiling Bonus/Incentive payable in cash
     . SIGN-ON BONUS: stock options for 250,000 shares at a price of $ 0.25 per share, vested in 90 days, and stock options for 250,000 shares at a price of $ 0.25 per share, vested on July 1, 2002.

06 - BENEFITS:

     .    DIRECTORS' LIABILITY INSURANCE: yes, in force
     .    HEALTH INSURANCE: yes, per Company's plan
     .    LIFE INSURANCE: yes, per Company's plan
     .    DISABILITY INSURANCE: yes, per Company's plan
     .    WORKERS' COMPENSATION: not available at present
     .    PENSION PLAN: to be established in due course
     .    401 (k): to be established in due course
     .    VACATION TIME: liberal, in view of position
     .    CO'S CAR: car allowance at Federal Rate.




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07 - CONTRACT: yes

08 - STARTING DATE: July 1, 2001

09 - DURATION: 2 years

10 - TERMINATION PROVISION: 120 days notice/indemnity

11 - UNFRIENDLY TAKE-OVER OR SALE OF COMPANY: indemnity equal to 3 years of total compensation (base+bonus/incentive+benefits) payable in cash

12 - PROFESSIONAL SERVICES UP TO JUNE 30, 2001: lump sum compensation equal to 30,000 free trading shares, to be delivered upon registration of shares, in approx 120 days.



Signed by:        /s/Joseph R. Rizzuti
                  -----------------------------------------
                  Joseph R. Rizzuti: Chairman/COO

                  /s/ Antonio Doria
                  -----------------------------------------
                  Antonio Doria

                  /s/ Ronald V. Pugliese
                  -----------------------------------------
                  Witness

Signed on: June 29, 2001